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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 12, 2003

                          TURBOSONIC TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                    0-21832                      13-1949528
(State of Incorporation)     (Commission File No.)            (I.R.S. Employer
                                                             Identification No.)

                               550 Parkside Drive
                              Suite A-14, Waterloo
                             Ontario, Canada N2L 5V4
                    (Address of principal executive offices)

                  Registrant's telephone number: (519) 885-5513

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Item 9. Regulation FD Disclosure.

(a) Certification of Quarterly Report by Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Turbosonic Technologies, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Edward F. Spink, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                  /s/ Edward F. Spink
                                                  -----------------------
                                                  Edward F. Spink
                                                  Chief Executive Officer
                                                  May 12, 2003

(b) Certification of Quarterly Report by Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Turbosonic Technologies, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Patrick J. Forde, President and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                  /s/ Patrick J. Forde
                                                  -------------------------
                                                  Patrick J. Forde
                                                  President and Treasurer
                                                  (Chief Financial Officer)
                                                  May 12, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2003

                                                 TURBOSONIC TECHNOLOGIES, INC.


                                                 By: /s/ Edward F. Spink
                                                     -------------------------
                                                     Edward F. Spink
                                                     Chief Executive Officer